FORWARD-LOOKING STATEMENT The information contained in this presentation may include forward-looking statements that reflect Regions' current views with respect to future events and financial performance. You should not place undue reliance on these statements as the forward-looking statements are based on current expectations and general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. Such forward-looking statements are made in good faith by Regions pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The words "believe", "expect", "anticipate", "project", and similar expressions signify forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements made by or on behalf of Regions. Any such statement speaks only as of the date the statement was made. Regions undertakes no obligation to update or revise any forward-looking statements. Some factors which may affect the accuracy of our projections apply generally to the financial services industry, including: (a) the easing of restrictions on participants in the financial services industry, such as banks, securities brokers and dealers, investment companies, and finance companies, may increase our competitive pressures: (b) possible changes in interest rates may increase our funding costs and reduce our earning asset yields, thus reducing our margins; (c) possible changes in general economic and business conditions in the United States and the South in general and in the communities we serve in particular may lead to a deterioration in credit quality, thereby increasing our provisioning costs, or a reduced demand for credit, thereby reducing our earning assets; (d) the existence or exacerbation of general geopolitical instability and uncertainty, including the threat or occurrence of acts of terror or the occurrence or escalation of hostilities; (e) possible changes in trade, monetary and fiscal policies, laws, and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on our business; and (f) possible changes in consumer and business spending and saving habits and in employment levels could have an effect on our ability to grow our assets and to attract deposits. Other factors which may affect the accuracy of our projections are specific to Regions, including (i) the cost and other effects of material contingencies, including litigation contingencies; (ii) our ability to expand into new markets and to maintain profit margins in the face of pricing pressures; (iii) our ability to keep pace with technological changes; (iv) our ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions customers and potential Regions customers; (v) our ability to effectively manage interest rate risk, credit risk and operational risk; (vi) our ability to manage fluctuations in the value of our assets and liabilities and off-balance sheet exposures so as to maintain sufficient capital liquidity to support our business; and (vii) our ability to achieve the earnings expectations related to the businesses that we have recently acquired or may acquire in the future, which in turn depends on a variety of factors, including: our ability to achieve anticipated cost savings and revenue enhancements with respect to acquired operations: the assimilation of acquired operations to the Regions corporate culture, including the ability to instill our credit practices and efficient approach to acquired operations; and the continued growth of the markets that the acquired entities serve, consistent with recent historical experience.

REGIONS FINANCIAL CORPORATION Merger between Regions and Union Planters closed on July 1 Greater growth potential Significant productivity improvement opportunity Measured, customer-focused integration plan

REGIONS FINANCIAL CORPORATION Regions/Union Planters Merger Complete July 1, 2004 $85 billion* in assets Approximately $15 billion in market capitalization $4.7 billion*, annualized in revenues from diversified sources 5 million customers Strong banking franchise in South, Midwest and Texas 150 brokerage offices in 15 states One of the nation's Top 20 mortgage companies Insurance relationships throughout U.S. *Based on 6/30/04 pro forma financial information

REGIONS FINANCIAL CORPORATION Strong Distribution Network Distribution Strength 5mm Customers 1,400 Branches 1,700 ATMs 1,225 Financial Advisors 450K Online Customers

GREATER GROWTH POTENTIAL Increased market share in faster growth states and MSA's with improved combined product set and sales program More effectively leverage retail and commercial banking relationships throughout expanded branch network Significant opportunities to leverage Morgan Keegan across the Union Planters franchise More balanced and efficient mortgage operation for enhanced profitability and consistency

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr 72 2 2 16 10 18 REGIONS FINANCIAL CORPORATION Balanced and Diversified Business Mix 45% of Total Revenues from Fee Income Combined Revenue Composition* * YTD June 30, 2004; excludes securities gains(losses), mortgage servicing rights recapture, and non-recurring charges Insurance 2% Banking 67% Mortgage Banking 13% Brokerage & Trust 16% Other 2%

LEADING FRANCHISE IN THE MID-SOUTH Approximately 60 percent of franchise is located in the Mid-South market, where Regions will have the second largest deposit market share.1 Data as of 6/30/03

TOP TEN PRO FORMA MARKETS Increasing Share in Faster Growth Markets 1 As of 12/31/03 Union Planters Regions Regions / Union Planters

EFFECTIVE LEVERAGE OF RETAIL AND COMMERCIAL BANKING RELATIONSHIPS THROUGHOUT EXPANDED BRANCH NETWORK Number of Branches Regions 895 SunTrust/NCF 582 Wachovia/SouthTrust 543 Bank of America 404 AmSouth 385 Bancorp South 221 Synovus 200 Largest branch network in the 6-State Mid-South Region1 One of 10 largest branch networks in the United States Regions Bank of America Bancorp South SunTrust/ Nat'l Commerce2 AmSouth Wachovia/ SouthTrust2 Synovus Source: SNL Financial as of 6/30/03 1MidSouth states include Alabama, Arkansas, Georgia, Louisiana, Mississippi and Tennessee 2Reflects pro forma branches for pending announced transactions Branch Presence in Mid-South

BUILD NEW AND BROADEN EXISTING RETAIL RELATIONSHIPS THROUGH SALES METHODOLOGY AND TRAINING All 1,400 branches will utilize Chart the Course sales platform starting January 1, 2005 Common retail incentives in place as of January 1, 2005 Legacy Regions' Chairman's Club program adopted for new company Focuses on deposit, loan, fee income and services per household growth Emphasis on behaviors and accountability Measurements include outbound contacts, completed profiles, and teller referrals 2-day Leadership in Financial Services training session for 700 legacy Union Planters' branch managers and sales executives in November Sales skills including introduction of Chart the Course, Chairman's Club and new products Introduction of sales campaigns, new incentives, 2005 book of business, etc.

2005 RETAIL SALES CAMPAIGNS FOCUS ON NEW RELATIONSHIPS, PROFITABILITY, AND CUSTOMER RETENTION Deposit Acquisition Campaign Features lower cost, profitable transaction accounts including interest free checking and money market products Three "sticky" products tied into campaign to encourage retention: Online banking with bill pay, Visa check card and direct deposit Consumer Loan Campaign Target all consumer loans including HELOCs and credit cards MainSail Household campaign MainSail Households are Regions' most profitable households Emphasis on Gathering new MainSail customers, Retaining existing MainSail customers, Increasing number of services per existing MainSail household, and Using cross-sell opportunities to transform existing non-MainSail customers into MainSail customers.

COMMERCIAL BANKING SET TO DELIVER MORE PRODUCTS AND BETTER CUSTOMER SOLUTIONS TO LARGER FOOTPRINT Expanded treasury management products enhance ability to acquire and retain relationships producing recurring income Full service commercial leasing capability provides means to handle customers' leasing activity and to grow C&I loan portfolio New dedicated resources in Public Finance and Credit Enhancement areas allow us to capture more for Morgan Keegan's successful Public Finance business Broader Capital Markets capabilities available to entire franchise increasing non-interest revenue Corporate finance and M&A advisory through Morgan Keegan Interest rate derivatives and foreign exchange Permanent loan placements for real estate finance Loan syndication to retain growing customers and diversify portfolio Larger footprint and branch network make Regions more attractive and accessible to large multi- location companies resulting in incremental: Deposit and fee opportunities Selective credit relationships

Customer Retention & Growth Ongoing Branch Service Satisfaction Associate Focus Groups Customer Focus Groups Customer Satisfaction Surveys Closed Account Studies Associate Engagement Surveys Mortgage Origination Satisfaction Surveys New Account Satisfaction Studies VRU Surveys for Call Center Satisfaction Associate Turn Over Analysis Associate Exit Interview Surveys MEASURED, CUSTOMER-FOCUSED INTEGRATION PLAN

GREATER GROWTH POTENTIAL Increased market share in faster growth states and MSA's with improved combined product set and sales program More effectively leverage retail and commercial banking relationships throughout expanded branch network Significant opportunities to leverage Morgan Keegan across the Union Planters franchise More balanced and efficient mortgage operation for enhanced profitability and consistency

A NEW REGIONAL FORCE IN BANKING AND FINANCIAL SERVICES Distribution Strength 5mm Customers 1,400 Branches 1,700 ATMs 1,225 Financial Advisors 450K Online Customers

SIGNIFICANT MORGAN KEEGAN GROWTH PROSPECTS Leverage opportunities and increase productivity in legacy Union Planters' franchise by providing greater retail and capital markets products, more sophisticated operational support and enhanced services Midwest Region $6MM relationship Enter markets in legacy Union Planters' footprint not previously served by Morgan Keegan Miami, Indianapolis, St. Louis Utilize leadership of former PFIC senior management who already have relationships with Regions bankers in those areas Opportunistic acquisitions of smaller asset managers

UNION PLANTERS ADDS TO MORGAN KEEGAN'S PRESENCE Morgan Keegan Union Planters Series 7 FA's FSA's Customer Accounts Customer Assets Trust Assets Leader Funds Bank Branches Regions 900 500 275 41.5 23.4 12 700 Union Plnaters 75 1400 25 2 10 8 700 900 700 12 8 $23.4B $10B 500 $41.5B $2B 275K 25K 1,400 75 700

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 8 26 41 7 18 20 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr 7.5 31.4 29.2 9.6 22.3 MORGAN KEEGAN Adapting to Market Conditions with Diversified Business Mix 1st Qtr 2nd Qtr 20 38 23 14 5 12 30.6 38.6 34.6 31.6 45.9 46.9 45 43.9 FYE 7/31/98 YTD 6/30/03 YTD 6/30/04 Equity Capital Markets Dividends, Interest and Other Private Client Fixed Income Capital Markets Investment Advisory and Trust

REGIONS FINANCIAL CORPORATION MORTGAGE OPERATIONS Regions Mortgage Primarily conforming loans $44 billion in servicing portfolio at 6/30/04 $3.6 billion in production in 2Q04 EquiFirst Non-conforming loans Sold on a whole loan basis at a premium, servicing released $1.5 billion in production in 2Q04

MORE BALANCED AND EFFICIENT MORTGAGE OPERATION FOR ENHANCED PROFITABILITY AND CONSISTENCY Sale of $5 billion of non-footprint mortgage servicing rights Sale of non-footprint retail mortgage production offices Actions will result in more balanced mix of origination and servicing Better leverage of bank platform for origination and cross-sell in Regions branches Compliance and underwriting managed through the mortgage company with dotted reporting lines to banks resulting in continued high levels of underwriting standards and regulatory compliance Consolidation of operation centers Consolidation of servicing platforms - closing of Montgomery servicing center in 2004

SIGNIFICANT PRODUCTIVITY IMPROVEMENT OPPORTUNITIES Potential Acceleration of Cost Savings Estimated cost savings of $200 million or 7% of combined expense base (approximately 10% excluding Morgan Keegan) Actions and initiatives developed in the business units to support the $200 million Phased-in 15% in 2004, 60% in 2005, 85% in 2006, and 100% thereafter Acceleration of branch conversion into 2005 would lift 2005 cost saves to approximately 70-75% with incremental 25-30% in 2006

SIGNIFICANT PRODUCTIVITY IMPROVEMENT OPPORTUNITIES Broadened franchise with greater opportunities enhances ability to attract and retain talent Training programs being redesigned for various systems, sales processes, and policies Combined product set that utilizes best of both legacy companies' offerings provides greater revenue generation power Centralization of back office functions results in more timely and higher quality customer service

Event Scheduled Timing Completed Day 1 - Legal merger, Employee/Customer launch events, consolidations (e.g. Credit Policy, Finance, HR) July 1, 2004 July 1, 2004 Top 200 executives in place July 1, 2004 July 1, 2004 Regions and Union Planters ATM's linked July 1, 2004 July 1, 2004 Combined new board and committee meetings July 15, 2004 July 15, 2004 Conversion of PFIC into Morgan Keegan August 2004 August 1, 2004 Mortgage Servicing Platform Conversion 3Q04 3Q04 reporting October 2004 Phase 1 Bank Conversion 2Q05 Phase 2 Bank Conversion 3Q05 Phase 3 Bank Conversion 4Q05 MEASURED, CUSTOMER-FOCUSED INTEGRATION PLAN Timeline for Key Merger Events

REGIONS FINANCIAL CORPORATION Well-positioned for more consistent, enhanced growth Merger integration on track Potentially faster cost-saves realization Building a better, more profitable franchise - opportunities abound Yet, stock currently trades at a discount to peer group and offers dividend yield of approximately 4%.